THIS Note HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

15% Secured PROMISSORY NOTE

Original Issuance Date: December 7, 2018	Principal Amount: Up to $126,100.00
Maturity Date: June 7, 2019

STWC Holdings, Inc., located at 1350 Independence Street Suite 300, Lakewood, CO 80215 (the “Borrower”), for value received, hereby promises to pay to Richland Fund, LLC, or registered assigns (the “Note Holder”) the principal sum of up to One Hundred Twenty Six Thousand One Hundred Dollars ($126,100) (the “Principal Amount”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.  This 15% Secured Promissory Note (the “Note”) is issued between the Borrower and the Note Holders (the “Loan Agreement”), which is incorporated herein by reference.

1.                   Maturity.  The Principal Amount and all accrued and unpaid interest on the unpaid Principal Amount is fully due and payable on March 7, 2019 (the “Maturity Date”).

2.                   Interest.  The Borrower promises to pay simple interest in arrears on the first day of each month on the Principal Amount at the rate of fifteen percent (15%) per annum from the Original Issuance Date set forth above, and thereafter until the Note is paid in full. Interest shall be calculated on the basis of a 365-day year.

3.                   Payment.  The Principal Amount and interest accrued thereon will be payable in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. All payments on this Note shall be applied first to accrued interest and thereafter to the Principal Amount. Payment of the Principal Amount and any accrued interest thereon shall be made at the location of the Note Holder, which shall be the address specified in the Loan Agreement, provided that the Borrower may make such payment by mailing a check or making a wire transfer in the amount of such payment, payable to or upon the written order of the Note Holder.

4.                   Repayment. In the event of any capital raised subsequent to this note via debt or equity offerings, all proceeds raised will first go to repayment of this note in full to include all principal and interest outstanding.

 5.                   Default.

(a)                Events of Default.  “Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)                 a default in the payment of any interest on the Note when it becomes due and payable;

(ii)               a default in the payment of the Principal Amount (unless extended pursuant to the terms herein) of the Note when it becomes due and payable;

(iii)             a default of the Loan Agreement

(iv)              the entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under any applicable bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors (each a “Bankruptcy Law”), now or hereafter in effect, or (B) a decree or order adjudging the Borrower bankrupt or insolvent, or seeking arrangement, adjustment or composition of or in respect of the Borrower under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Borrower or of any substantial part of its properties or ordering the winding up or liquidation of its affairs, and any such decree, order or appointment pursuant to any Bankruptcy Law for relief shall continue to be in effect, or any such other decree, appointment or order shall be unstayed and in effect, for a period of 60 consecutive days;

(v)                (A) the Borrower (x) commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent or (y) consents to the filing of a petition, application, answer or consent seeking relief under any applicable Bankruptcy Law, (B) the Borrower consents to the entry of a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or (C) the Borrower (x) consents to the appointment of, or taking possession by, a custodian, receiver, liquidator, administrator, supervisor, assignee, trustee or sequestrator (or other similar official) of the Borrower or of any substantial part of its properties, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due.

(b)                Acceleration.  Except as provided in Section 6(c) below, if an Event of Default specified in Section 6(a)(iii) or (iv) above occurs and is continuing, then the Principal Amount of, and the accrued and unpaid interest on, this Note shall ipso facto become and be immediately due and payable without any declaration or act on the part of the Note Holder. Borrower accepts and agrees that this Note is a full recourse Note and that Holder may exercise any and all remedies available to it under law.

(c)                Cure of Defaults.  For Events of Default pursuant to Section 6(a)(i)-(iii) hereof, Borrower shall have a cure period of ten (10) days prior to cure the default.

(d)                Default Interest Rate.  Upon the occurrence of an uncured Event of Default, the interest rate on all outstanding unpaid amounts shall become twenty percent (20%) which shall continue until full satisfaction of the Note.

(e)                Waiver of Past Defaults. The Note Holder may waive any past Event of Default hereunder, and its consequences. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Note.

(f)                 Expenses. In the event of any Event of Default, the Borrower shall pay all reasonable attorneys’ fees and court costs incurred by the Note Holder in enforcing and collecting the Note.

 6.               Waiver of Presentment. The Borrower hereby waives demand, notice, presentment, protest and notice of dishonor.

7.                   Replacement of Note. If this Note becomes mutilated, destroyed, stolen or lost, it shall be replaced by the Borrower at the expense of the Note Holder upon delivery to the Borrower of the mutilated Note or evidence of the lost, theft or destruction thereof satisfactory to the Borrower. In the case of a lost, stolen or destroyed Note, the Borrower may require that the Note Holder provide to the Borrower indemnity, satisfactory to the Borrower and at the Note Holder’s expense, before a replacement Note is issued.

8.                   Transfer. This Note may be transferred only upon its surrender to the Borrower for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like Principal Amount and interest shall be issued to, and registered in the name of, the transferee. This Note may be presented for registration of transfer at the principal office of the Borrower, which shall be the address specified in the Loan Agreement. The Borrower shall not impose any service charge for any registration of transfer of this Note, but it may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Notwithstanding any other provision of this Section 10, the Borrower shall not be obligated to effect any transfer of this Note unless the Borrower is satisfied, in its sole discretion, that such transfer is being effected in accordance with all applicable federal and state securities laws.

9.                   Amendments and Waivers. Any term of this Note may be amended or waived with the written consent of the Borrower and the Note Holder.

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized signatory.

By
      STWC Holdings, Inc.

SCHEDULE A

[LOAN ADVANCES AND PAYMENTS OF PRINCIPAL]

Amount of
	Amount of Term	Principal Paid or	Unpaid Principal	Notation Made
Date	Loan Advance	Prepaid	Balance	By

4